UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 31, 2016

                            Lake Forest Minerals Inc.
               (Exact Name of Registrant as Specified in Charter)

           Nevada                     333-152805              26-2862618
(State or Other Jurisdiction         (Commission             (IRS Employer
      of Incorporation)              File Number)           Identification No.)

711 South Carson, Suite 4, Carson City, NV                       89701
 (Address of principal executive offices)                      (ZIP Code)

        Registrant's telephone number, including area code (206) 203-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     (i) Seale & Beers, CPAs, LLC ("Seale & Beers"), the independent registered public accounting firm for Lake Forest Minerals Inc. (the "Company"), informed the Company on September 13, 2016 that Seale & Beers was in the process of being acquired by AMC Auditing LLC ("AMC"). As a result, effective October 31, 2016 Seale & Beers resigned as the Company's independent registered public accounting firm. The sole Director has engaged AMC to serve as the Company's independent registered public accounting firm effective October 31, 2016.

     (ii) The reports of Seale & Beers on the consolidated financial statements of the Company as of and for the fiscal years ended June 30, 2016 and June 30, 2015, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, with the exception that the report did include a going concern paragraph.

     (iii) During the Company's fiscal years ended June 30, 2016 and 2015 and the subsequent interim period from July 1, 2016 to the date of this report, and in connection with the audit of the Company's financial statements for such periods, there were no disagreements between the Company and Seale & Beers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Seale & Beers, would have caused Seale & Beers to make reference to the subject matter of such disagreements in connection with its audit reports on the Company's financial statements.

     (iv) During the Company's fiscal years ended June 30, 2016 and 2015, and the subsequent interim period from July 1, 2016 to the date of this report, there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

     (v) During the Company's fiscal years ended June 30, 2016 and 2015, and the subsequent interim period from July 1, 2016 to the date of this report, the Company did not consult with AMC regarding any of the matters set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

     (vi) The Company has provided Seale & Beers with a copy of the disclosures in this report and has requested that Seale & Beers furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Seale & Beers agrees with the statements in this Item 4.01. A copy of this letter is filed as Exhibit 16.1 to this report.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

16.1  Seale & Beers, CPA's, LLC Letter

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  LAKE FOREST MINERALS INC.


                                  By: /s/ Jeffrey Taylor
                                      ------------------------------------------
                                  Name:  Jeffrey Taylor
Date: November 2, 2016            Title: Executive Vice President and
                                         Chief Financial Officer


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